UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1080 S. La Cienega Blvd., #304

Los Angeles, CA 90035

(Address of Principal Executive Offices) (Zip Code)

(877) 299-0653

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On August 10th, 2016 we entered into a material definitive agreement with Abraham Summers. As per the agreement, Abraham Summers is being appointed to serve as our company’s Chief Financial Officer. Summers has a background in applied microeconomics and administration. He brings over a decade of experience in early stage, high-growth ventures and has been a guest lecturer at Columbia Law School on the subject of entrepreneurship. Gnosiis International will further be providing consulting on matters relating to our Company’s efforts to up-list our publicly trading shares to a national exchange with a focus on strengthening our company’s internal controls and procedures. Compensation to Gnosiis will be paid in shares of our common stock vested at the end of each financial quarter as per the terms their agreement. Gnosiis being granted the right to appoint Abraham to our Board of Directors at such time when we form our Board. These additional resources are valuable, as it will be freeing up our CEO Mr. Wainer’s time and resources to focus on increasing the company’s marketshare, which is his primary strength. Mr. Wainer’s experience and time is increasingly, and more specifically, being needed to focus on building out the infrastructure of our criminal offender monitoring business nationwide. This agreement is further guided by the advice our auditors, who have recommended we separate the CEO and CFO responsibilities, in accordance with Rule 13(a)-15 of the Securities and Exchange Act of 1934. There will now be more than one officer in charge of internal controls. With increasingly scaling revenues, we believe it is appropriate to appoint a separate CFO to be taking responsibility over our internal finances, separate and apart from the CEO.

Item 1.02	Termination of a Material Definitive Agreement.

Item 1.03	Bankruptcy or Receivership.

SECTION 2 — FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 2.02	Results of Operations and Financial Condition.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Item 2.05	Costs Associated with Exit or Disposal Activities.

Item 2.06	Material Impairments.

SECTION 3 — SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 3.02	Unregistered Sales of Equity Securities.

Item 3.03	Material Modification to Rights of Security Holders.

SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We are appointing Abraham Summers to serve as the Chief Financial Officer of our company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Item 5.06	Change in Shell Company Status.

SECTION 6 — ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

Item 6.02	Changes in Servicer or Trustee.

Item 6.03	Change in Credit Enhancement or Other External Support.

Item 6.04	Failure to Make a Required Distribution.

Item 6.05	Securities Act Updating Disclosure.

SECTION 7 — REGULATION FD

Item 7.01	Regulation FD Disclosure.

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Shell company transactions.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blow & Drive Interlock, Corp.

By	/s/ Laurence Wainer
Name:	Laurence Wainer
Title:	Chief Executive Officer

Date: August 4, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

1	Memorandum of Understanding – Blow & Drive Interlock and Gnosiis International